UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2007

SEQUIAM CORPORATION
(Exact name of registrant as specified in its charter)

California 333-45678 33-0875030
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Sunport Lane, Orlando, Florida	32809
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 541-0773

____________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement

On April 30, 2007, Sequiam Corporation and Biometrics Investors, LLC entered into an extension agreement that extended for an additional 180 days the 45 day IP Diligence Issue time period set forth in Section 4(b)(i) of that certain Loan Agreement dated as of March 30, 2007.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

        Not applicable.

(b) Pro Forma Financial Information.

        Not applicable.

(c)	Shell company transactions.

        Not applicable.

(d)  Exhibits.

        99.1 Extension Agreement between Sequiam Corporation and Biometrics Investors, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUIAM CORPORATION

Date: May 11, 2007
By: /s/ Mark L. Mroczkowski
Mark L. Mroczkowski
Executive Vice President and Chief Financial Officer